Page 21 of 23 Pages


                                                                    Exhibit 99.1

                             Joint Filing Agreement

      The undersigned agree that this Schedule 13G, and all amendments thereto and any Schedule 13D required to be filed, relating to the Common Shares of Augusta Resource Corporation shall be filed jointly by the undersigned.

                                       OSPRAIE MANAGEMENT, LLC

                                       By:  Ospraie Holding I, L.P.,
                                            its Managing Member

                                       By:  Ospraie Management, Inc.,
                                            its General Partner

                                       By:  /s/ Michael Fischer
                                            --------------------------
                                            Michael Fischer
                                            Authorized Signatory


                                       OSPRAIE HOLDING I, L.P.

                                       By:  Ospraie Management, Inc.,
                                            its General Partner

                                       By:  /s/ Michael Fischer
                                            --------------------------
                                            Michael Fischer
                                            Authorized Signatory


                                       OSPRAIE MANAGEMENT, INC.,

                                       By:  /s/ Michael Fischer
                                            --------------------------
                                            Michael Fischer
                                            Authorized Signatory


                                       OSPRAIE ADVISORS, L.P.

                                       By:  Ospraie Advisors, LLC,
                                            its General Partner

                                       By:  Ospraie Management, LLC,
                                            its Managing Member

                                                             Page 22 of 23 Pages


                                       By:  Ospraie Holding I, L.P.,
                                            its Managing Member

                                       By:  Ospraie Management, Inc.,
                                            its General Partner

                                       By:  /s/ Michael Fischer
                                            --------------------------
                                            Michael Fischer
                                            Authorized Signatory


                                       OSPRAIE ADVISORS, LLC

                                       By:  Ospraie Management, LLC,
                                            its Investment Manager

                                       By:  Ospraie Holding I, L.P.,
                                            its Managing Member

                                       By:  Ospraie Management, Inc.,
                                            its General Partner

                                       By:  /s/ Michael Fischer
                                            --------------------------
                                            Michael Fischer
                                            Authorized Signatory


                                       THE OSPRAIE PORTFOLIO LTD.

                                       By:  Ospraie Management, LLC,
                                            its Investment Manager

                                       By:  Ospraie Holding I, L.P.,
                                            its Managing Member

                                       By:  Ospraie Management, Inc.,
                                            its General Partner

                                       By:  /s/ Michael Fischer
                                            --------------------------
                                            Michael Fischer
                                            Authorized Signatory

                                                             Page 23 of 23 Pages

                                       OSPRAIE SPECIAL OPPORTUNITIES MASTER
                                       HOLDINGS LTD.

                                       By:  Ospraie Advisors L.P.,
                                            its Investment Manager

                                       By:  Ospraie Advisors, LLC,
                                            its General Partner

                                       By:  Ospraie Management, LLC,
                                            its Managing Member

                                       By:  Ospraie Holding I, L.P.,
                                            its Managing Member

                                       By:  Ospraie Management, Inc.,
                                            its General Partner

                                       By:  /s/ Michael Fischer
                                            --------------------------
                                            Michael Fischer
                                            Authorized Signatory


                                       DWIGHT ANDERSON

                                       By:  /s/ Michael Fischer
                                            --------------------------
                                            Michael Fischer, Attorney-in-fact


                                       JOHN DURYEA

                                       By:  /s/ Michael Fischer
                                            --------------------------
                                            Michael Fischer, Attorney-in-fact